                                                                  EXHIBIT 99.906

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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     In  connection  with the  shareholder  report  of  American  Century  Asset
Allocation  Portfolios,  Inc.  (the  "Registrant")  on Form N-CSR for the period ending January 31, 2009 (the "Report"), we, the undersigned,  certify,  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the  requirements of Section 15(d)
               of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.

Dated: March 31, 2009

                                        /s/  Jonathan S. Thomas
                                        ----------------------------------------
                                        Jonathan S. Thomas
                                        President
                                        (chief executive officer)

                                       /s/  Robert J. Leach
                                       -----------------------------------------
                                       Robert J. Leach
                                       Vice President, Treasurer, and
                                       Chief Financial Officer
                                       (chief financial officer)